SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche CROCI® International Fund

The following information replaces similar disclosure in the “UNDERSTANDING DISTRIBUTIONS AND TAXES” section of the fund’s prospectus:

A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency derivatives may in certain instances give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such ordinary income treatment may accelerate or increase fund distributions to shareholders, and increase the distributions taxed to shareholders as ordinary income. With regard to forward contracts entered into beginning January 15, 2015 the Deutsche CROCI International Fund has elected to treat eligible currency gains and losses derived from forward contracts as capital gains and losses; not all currency gains and losses are eligible for this treatment.

Please Retain This Supplement for Future Reference

January 15, 2015
PROSTKR-471

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND

Deutsche CROCI® International Fund

The following replaces the last paragraph in the “Foreign investments” sub-section of the “PART II: APPENDIX II-H— TAXES — Special tax provisions that apply to certain investments” section in the Fund’s Statement of Additional Information:

A fund’s transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may in certain instances give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Any such ordinary income treatment may accelerate or increase fund distributions to shareholders, and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years. With regard to forward contracts entered into beginning January 15, 2015 the Deutsche CROCI International Fund has elected to treat eligible currency gains and losses derived from forward contracts as capital gains and losses; not all currency gains and losses are eligible for this treatment.

Please Retain This Supplement for Future Reference

January 15, 2015
SAISTKR-192